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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       DATE OF THE REPORT: AUGUST 1, 2001

                         COMMISSION FILE NUMBER 0-16182

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                            AXSYS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                              11-1962029
(State or other jurisdiction of             I.R.S Employer Identification Number
incorporation or organization)


175 CAPITAL BOULEVARD, SUITE 103
ROCKY HILL, CONNECTICUT                                           06067
(Address of principal executive offices)                        (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (860) 257-0200

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


In a press release on July 31, 2001, Axsys Technologies, Inc. (Nasdaq: AXYS) announced its second quarter 2001 financial results.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibit 99.1   Axsys Technologies, Inc. Press Release dated July 31, 2001



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 1, 2001

                                    AXSYS TECHNOLOGIES, INC.
                                    (Registrant)


                                    By: /s/ John E. Hanley
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                                        John E. Hanley
                                        Chief Financial Officer


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